SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 19, 2004
Date of Report (Date of earliest event reported)

AMERICAN STANDARD COMPANIES INC.

(Exact name of registrant as specified in charter)

Delaware	1-11415	13-3465896

(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Centennial Avenue, P.O. Box 6820
Piscataway, New Jersey	08855-6820

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 980-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 — ENTRY INTO A MATERIAL AGREEMENT
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
EX-4.01: SEVENTH SUPPLEMENTAL INDENTURE
EX-4.02: GUARANTY

ITEM 1.01 — ENTRY INTO A MATERIAL AGREEMENT

     On November 19, 2004, American Standard Companies Inc. (the “Company”) entered into a Seventh Supplemental Indenture (the “Seventh Supplemental Indenture”) among itself, American Standard Inc. (the “Issuer”), American Standard International Inc. (“ASII”), and The Bank of New York (the “Trustee”) amending the Issuer’s Indenture dated as of January 15, 1998 (as from time to time amended, modified and supplemented and as amended, modified and supplemented by those six supplemental indentures, the “Indenture”), to provide for the issuance by ASII of a guaranty (the “ASII Guaranty”) in favor of the Trustee, guaranteeing the Issuer’s obligations under the Indenture. ASII is a wholly-owned subsidiary of the Company.

     Under the Guaranty, ASII fully and unconditionally guarantees to each holder of any security issued under the Indenture the due and punctual payment of the principal of (and premium, if any, on) and interest and any other additional amount due under the Indenture, when and as the same shall become due and payable. The ASII Guaranty applies to each security currently issued under the Indenture. In addition, ASII has agreed to observe, comply with and be bound by each and every covenant and other obligation in the Indenture to which the Company has agreed in the Indenture to observe, comply with or be bound by, to the same extent as if the definition of “Guarantor” in the Indenture included ASII.

     The ASII Guaranty terminates on the date as of which the Issuer shall have made or is deemed to have made final payment in full of all outstanding amounts under the senior debt securities and the Indenture (including all principal, interest, fees and expenses) and the Indenture shall have otherwise been satisfied and discharged in accordance with Article IV of the Indenture.

     The Company has presently guaranteed payment of these securities currently issued under the Indenture, and accordingly the credit of ASII has been indirectly available for payment of those securities. The ASII Guaranty will make the credit of ASII directly available for payment of those securities.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

     The exhibits accompanying this report are listed in the accompanying Exhibit Index.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN STANDARD COMPANIES INC.

By:	/s/ J. Paul McGrath

Name:	J. Paul McGrath
Title:	Senior Vice President, General Counsel and Secretary

Date: November 22, 2004

EXHIBIT INDEX

Exhibit No.	Exhibit
4.01	Seventh Supplemental Indenture dated as of November 19, 2004, by and among American Standard Inc., American Standard Companies Inc., American Standard International Inc, and The Bank of New York.

4.02	Guaranty executed and delivered November 19, 2004, made by American Standard International Inc. to The Bank of New York.